PROSUP NOS                     PROPERTY NAME                  APPRAISAL DATES
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         1    730 North Michigan Avenue                                1/1/01
         2    Two Rodeo Drive                                         6/30/00
         3    First Union Building (Floors 6-29)                       8/1/00
         4    8000 Marina Boulevard Office Building                   9/15/00
         5    CNN Building                                            6/28/00
         6    Glendale Center                                        11/14/00
         7    Chelsea Ridge Apartments                                9/21/00
         8    2001 York Road                                          12/1/00
         9    Belcrest Realty HD1 Portfolio
        9A    Colony of Stone Mountain Apartments                      4/1/00
        9B    Cedarbrook Apartments                                    4/1/00
        9C    Orange Orlando Apartments                               3/22/00
        9D    River Road Terrace Apartments                            4/1/00
        10    Magic Valley Mall                                        7/1/00
        11    Lexington Financial Center                              9/27/00
        12    Belcrest Realty HD2 Portfolio
       12A    Park On Rosemeade Apartments                             4/1/00
       12B    Maple Run II                                             4/1/00
       12C    Timbercreek Apartments (Richmond)                        4/1/00
       12D    Indian Hills Apartments                                  4/1/00
        13    Botany Plaza Shopping Center                            11/1/99
        14    Cameron at Wyndham                                     11/20/00
        15    Gables One Tower                                        8/22/00
        16    1010 Metrodome Square                                   11/9/00
        17    Jessamine Mall                                          9/15/00
        18    Roswell Crossing Shopping Center                         1/1/01
        19    Riverfront Plaza                                        7/26/00
        20    Pacific Bell Office Building                            10/4/00
        21    Jenkins Court                                           10/4/00
        22    Red Oak Corporate Park                                  8/16/00
        23    3333 Wilshire Building                                 12/15/00
        24    McLane Foodservice
       24A    McLane Foodservice - Shawnee, KS                        1/31/01
       24B    McLane Foodservice - Manassas, VA                        2/1/01
        25    Accor - California South
       25A    Accor - California South Motel 6 #1017                  5/26/98
       25B    Accor - California South Motel 6 #104                   5/25/98
       25C    Accor - California South Motel 6 #488                   5/20/98
       25D    Accor - California South Motel 6 #1011                  5/22/98
        26    Four Points Hotel                                       10/1/00
        27    Barcroft Plaza                                          9/19/00
        28    San Aleso Office Building                               7/17/00
        29    9666 Building                                          11/14/00
        30    Alaska Energy Building                                  6/23/00
        31    704 Broadway                                           10/13/00
        32    Groton Inn & Suites                                     6/28/00
        33    Days Inn Hotel                                          9/27/00
        34    Brentwood Shopping Center                               11/7/00
        35    Water Vistas Apartments                                  1/3/01
        36    Hillside Plaza Wal-Mart Shops                          10/25/00
        37    Sheridan Center                                         6/30/00
        38    Riverside Corporate Center                              7/28/00
        39    Executive Park                                          10/1/00
        40    Carrollwood Crossing                                     9/6/00
        41    Radisson Inn - North                                    10/4/00
        42    Stonybrook Super Saver                                 10/27/00
        43    4300 North University                                   9/18/00
        44    Quality Inn Maingate West                               4/25/00
        45    Copperwood Village Shopping Center                       5/1/00
        46    SPD Technologies Building                               9/11/00
        47    600 Pine Avenue                                         8/18/00
        48    Tred Avon Square                                        9/15/00
        49    225 West Illinois                                       7/12/00
        50    Drug Mart Centers
       50A    Drug Mart - Wadsworth                                   9/12/00
       50B    Drug Mart - Upper Sandusky                              9/12/00
       50C    Drug Mart - Parma Heights                               8/24/00
        51    Eckerds
       51A    Eckerd Drugstore - Rochester                            7/25/00
       51B    Eckerd Drugstore - Henrietta                            7/25/00
        52    East River Plaza Wal-Mart Shops                        10/26/00
        53    University Professional Center                          8/30/00
        54    Governors Office Park                                  10/12/00
        55    Courthouse Commons Plaza                                9/20/00
        56    Sheridan Business Park                                  8/18/00
        57    Elementis Industrial                                    9/29/00
        58    River Place Shopping Center                             11/1/00
        59    Lafayette Landing Apartments                            12/4/00
        60    Lake Mann Gardens                                       1/26/00
        61    The Arboretum                                            9/7/00
        62    Hearthstone at the Mainlands                            4/19/00
        63    Hanover Business Center                                 8/26/00
        64    Ramada Inn - Downtown Denver                             8/3/00
        65    Ridge Hudson Plaza                                      2/10/00
        66    Sunrise Plaza Shopping Center                            9/8/00
        67    Kroger Meyerland Shopping Center                        11/1/00
        68    Orange Park Fairfield Inn                               11/1/00
        69    Wall Street Square Apartments                            5/3/00
        70    Anixter Warehouse                                       9/12/00
        71    Hearthstone at Victoria                                 4/19/00
        72    Vestal Shopping Center                                  4/28/00
        73    46 West 47th Street                                    10/10/00
        74    Westport Center                                         9/22/00
        75    Walnut Creek Wal-mart Shops                              9/8/00
        76    Oak Tree Apartments                                     9/20/00
        77    Interchange Plaza I (LA Carpet)                         10/1/00
        78    One Lakeside Plaza                                     10/12/00
        79    Community First Financial Center                        5/23/00
        80    Market Plaza @ Tucker Crossroads                        10/5/00
        81    Comfort Inn - Louisville                                11/3/00
        82    Kearny II                                                9/8/00
        83    Hillside Apartments                                     3/29/00
        84    Ridgmar Manor Apartments                               10/24/00
        85    Southtowne Commons Wal-Mart Shops                       11/2/00
        86    Interchange Plaza II (Dunn Edwards)                     10/1/00
        87    Tidewater Plaza Wal-Mart Shops                          8/24/00
        88    Melbourne Corporate Center                             11/20/00
        89    City Place                                              9/25/00
        90    Bay Oaks                                                12/8/00
        91    Regency Business Center                                11/30/00
        92    Ran-Mar Mobile Home Parks
       92A    Northfield Falls Mobile Home Park                       6/14/00
       92B    River Run Mobile Home Park                              6/14/00
       92C    Berlin Mobile Home Park                                 6/14/00
       92D    RMC Mobile Home Park                                    6/14/00
       92E    Eastwood Manor Mobile Home Park                         6/14/00
        93    Irvington Portfolio
       93A    Ritter Park / Sherbrooke Apartments                     7/13/00
       93B    Gladstone Apartments                                    7/13/00
       93C    Audubon Apartments                                      7/13/00
        94    170 Middlefield                                         9/19/00
        95    Hershey Office and Business Center                     10/25/00
        96    Village Center North                                   10/11/00
        97    841-845 63rd Street and 872-884 62nd Street             5/23/00
        98    Rite Aid Pharmacy - White Township, NJ                  6/17/99
        99    Avon Retail Centre                                      9/29/00
       100    Leeds Village Wal-Mart Shops                            11/1/00
       101    Carter Center                                           12/4/00
       102    Rite Aid Pharmacy - Slidell, LA                         4/30/99
       103    Stonybrook Apartments                                  11/15/00
       104    K-Mart - Fort Dodge                                     7/21/00
       105    Rite Aid Pharmacy - Somersworth, NH                     6/14/99
       106    Rite Aid Pharmacy - Baton Rouge, LA                     4/29/99
       107    Los Arcos Apartments                                    8/24/99
       108    Northwood Apartments                                   10/30/00
       109    Eques Office Center                                     9/19/00
       110    Grand Heights Apartments                               12/27/00
       111    McDuff Plaza                                           10/17/00
       112    Olympic Plaza North                                      6/9/98
       113    3175 Professional Building                              8/25/00
       114    Fetzer Drive                                           10/18/00
       115    Wade Green Village Shopping Center                       7/7/00
       116    51-57 Summer Street                                     9/24/99
       117    American Video Shopping Plaza                          10/19/00
       118    Verde Meadows Apartments                                5/21/99
       119    2344 El Camino Real                                      4/1/99
       120    Northern Mobile Home Park                                9/7/00
       121    700 Minor Street                                        1/21/99
       122    Creekside Centre                                       10/17/00
       123    Pleasant Park Apartments                               11/21/00
       124    Rockville Retail                                        9/11/00
       125    997 Brady Avenue, N.W.                                  5/10/99
       126    Oakwood Apartments                                      12/4/00
       127    Killian Hill Shopping Center                             7/7/00
       128    74-82 Beaver Street                                     6/15/99
       129    848 S. Irolo Street                                     3/15/99
       130    Los Arboles Apartments                                  12/4/00
       131    Camelot Village MHP                                      9/8/00
       132    244 South Lazona/635 North 4th
      132A    244 South Lazona                                        6/10/00
      132B    635 North 4th Avenue                                    5/31/00
       133    2000 Hearst Avenue                                      12/8/98
       134    Verona Apartments                                      12/18/00
       135    Lafayette West Townes                                   9/26/00
       136    Cape Cod Mobile Home Park                               9/21/98
       137    3001 Umatilla Street                                    12/2/98
       138    207 & 209-11 Washington Street                          9/27/00
       139    Brisbane Apartments                                      8/7/98
       140    The Ohio City Apartments                                5/26/98
       141    Starflite Apartments                                    8/16/00
       142    849 S. Harvard Boulevard                                 9/3/99
       143    The Parkside Apartments                                 10/5/99
       144    646 President Street Realty L.L.C.                      7/29/99
       145    14820 North Cave Creek Road                              8/5/98
       146    37-66/70 103rd Street                                   9/22/99
       147    1607 Gilpin Street and 1645 East 16th Avenue            10/1/98
       148    The Santa Fe Apartments                                 1/14/00
       149    The Meadowlark Condominiums                             9/28/98
       150    Village Apartments                                      1/19/00
       151    5-24 Clark Court                                       12/24/98
       152    5001 Denny Avenue                                        3/2/99
       153    13309 South Woodland                                    5/22/98
       154    The Country Place Apartments                             5/1/98
       155    Cottonwoods Apartments                                  9/24/99
       156    11133 Cumpston Street                                  11/10/98
       157    42 Woodlawn Avenue                                      10/2/98
       158    33 Orange Street                                        10/6/99
       159    136 Dwight Street                                        7/7/99
       160    The Tropicana Apartments                                 5/1/98
       161    530-550 South Knott Avenue                              8/31/98
       162    The Skyline Terrace Apartments                          6/17/98
       163    2400 22nd Street                                         2/3/99
       164    1509 Laurel Street                                     10/13/98
       165    6923-6925 S. Indiana Ave.                               10/8/98
       166    1901 Kipling Street                                     7/28/98
       167    1122 N. Madison Avenue                                 12/11/98
       168    USPA / IRA Building                                      7/7/98
       169    4616-4648 Golden Gate Parkway                            9/1/99
       170    3932 Mont Clair Street                                  2/10/99
       171    111-117 White Street                                     8/4/99
       172    415 Sagninaw Avenue                                     8/17/98
       173    736 Heman Road                                          12/3/99
       174    111 South Newport Avenue                                7/22/98
       175    1531 N. Serrano Avenue                                  8/11/99
       176    11715 Vermont Avenue                                    11/5/98
       177    1411 T Street SE                                        7/26/99
       178    4812 Coliseum Street                                     6/4/98
       179    137 N. Herbert Avenue                                  11/23/98
       180    HC61 Box 133                                            6/30/98
       181    2511-2519 Eliot Street                                  7/23/98
       182    4737 S. Wabash Ave.                                     7/12/98

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offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification
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information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely
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referred to herein and only upon your review of the final prospectus and
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long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
All information in this term sheet whether regarding the assets backing any securities discussed herein or otherwise will be superceded by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you.
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